                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2007

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      UNITED STATES                      1-32971           33-1145559
      -------------                      -------           ----------
(State or other jurisdiction of         (Commission       (IRS Employer
incorporation or organization)          File Number)     Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On December 12, 2007, Fox Chase Bancorp, Inc. announced the completion of its previously disclosed stock repurchase program under which it acquired 327,000 shares of its common stock. The press release announcing the completion of the stock repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information: Not applicable

         (c)    Shell Company Transactions: Not Applicable

         (d)    Exhibits

                Number                    Description
                ------                    -----------

                99.1                      Press Release Dated December 12, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: December 12, 2007                  By: /s/ Jerry D. Holbrook
                                             -----------------------------------
                                             Jerry D. Holbrook
                                             Executive Vice President and Chief
                                             Financial Officer